EXHIBIT 32

            CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

                      18 U.S.C 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10QSB of Mass Megawatts Wind Power, Inc. (the Company) for the period ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), Jonathon Ricker, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    9/12/03                        /s/  Jonathon  Ricker
       ----------------                --------------------------------------
                                       Jonathon  Ricker
                                       Chief  Executive  Officer  and
                                       Chief  Financial  Officer

This certification accompanies the Report pursuant to 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of 18 of the Securities Exchange Act of 1934, as amended.


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